UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                      ---------------------
                           FORM 8-K/A
                      ---------------------

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         August 15, 2002

                 Commission File Number: 0-29933



                  TRANSAMERICAN HOLDINGS, INC.
      ----------------------------------------------------
         (Name of Small Business Issuer in its Charter)


Nevada, U.S.A.                                         77-0434471
(State or other Jurisdiction                        (IRS Employer
of Incorporation or Organization)             Identification No.)


               9601 Wilshire Boulevard, Suite 620,
                 Beverly Hills, California 90210
            (Address of principal executive offices)


                         (310) 271-4159
                   (Issuer's telephone number)


                               N/A
      (Former name, former address and former fiscal year,
                  if changed since last report)

        SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

     This Current Report on Form 8-K/A contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements of our intentions, beliefs, expectations or predictions for the future, denoted by the words "believes," "expects," "may," "will," "should," "seeks," "pro forma," "anticipates," "intends" and similar expressions are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions.

     We wish to caution readers that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the risk factors and other matters discussed in our Annual Report on Form 10-KSB for the year ended December 31, 2001, on file with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 30, 2002, TransAmerican Holdings, Inc. ("TransAmerican" or the "Company") filed a Current Report on Form 8-K with respect to its acquisition of a 51% interest in the assets of a tourist destination resort project, the All Seasons Resort, located in Sahel Alma, Kesrwan, Lebanon (the "Property"). The acquisition was effected in accordance with the terms of a Definitive Agreement, first executed on August 9, 2002 and approved by TransAmerican as of August 15, 2002 (the "Agreement") by and between TransAmerican and Dr. Hilmi Kaseem Al Turky and Mr. Saeb Al Houssary (the "Principals"), owners of the Project (the "Acquisition"). The acquisition was initially to be structured as a tax-free exchange of shares.

     Subsequent to entering into the Agreement, TransAmerican and Messrs. Al Turky and Al Houssary restructured the transactional structure of the acquisition, pursuant to which the parties entered into an Amendment to Definitive Agreement, in October 2002 (the "Amendment"). According to the terms of the Amendment, TransAmerican will now own eighty percent (80%) of the Property for the total sum of Two Million Two Hundred Thousand U.S. Dollars (US$2,200,000). This sum is to be paid in two installments: One Hundred Thousand U.S. Dollars (US$100,000) payable as a down payment; and the balance of Two Million One Hundred Thousand U.S. Dollars (US$2,100,000) payable within three months of the date of signing the formal purchase deed. In addition, the Principals may, but are no longer obliged to, acquire a total of 600,000 restricted common shares of TransAmerican for the total sum of US$300,000 payable at the time of signing the formal transfer of ownership of the Property. All other terms and conditions of the Definitive Agreement remain unchanged.

     Both of the Principals are Directors of TransAmerican. In order to ensure an arms length transaction, both of the
Principals abstained from voting on the Acquisition, and the subsequent Amendment, when placed before the Board of Directors of TransAmerican for approval.

     The All Seasons Resort is located in an area that has been and is a popular year-round tourist destination very near Beirut, Lebanon. The Property is only a short walk from the internationally-known gaming palace, Casino Du Liban. The Resort is presently in the final stages of construction, and when completed, the Resort will be a contemporary destination consisting of studio apartments, a restaurant, nightclub, retail shops and related parking.

     The description of the transaction contained herein is qualified in its entirety by reference to the Definitive Agreement which was included with the initial Current Report on
Form 8-K filed on August 30, 2002, and the Amendment to Definitive Agreement filed herewith as Exhibit 2.1 and incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)  Financial statements of business acquired.

  Pursuant to Item 7(a)(4) of Form 8-K, a certification of the value of the Property by KPMG is filed herewith.

  (b)  Exhibits.

  2.1  Amendment  to  Definitive Agreement, dated as  of  October
       2002,  by  and between TransAmerican Holdings,  Inc.,  Dr.
       Hilmi K. Al Turky and Mr. Saeb Al Houssary.



                           SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                  TRANSAMERICAN HOLDINGS, INC.


Date: October 31, 2002             By: /s/ Najib E. Choufani
                                      -------------------------
                                           Najib E. Choufani
                                           Chairman and CEO